Exhibit 4.2

First Supplemental Indenture

Dated as of August 6, 2018

to the Indenture

Dated as of August 6, 2018

PACIFIC GAS AND ELECTRIC COMPANY

Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

APPENDIX A – Rule 144A/Regulation S

EXHIBIT 1 TO APPENDIX A

i

FIRST SUPPLEMENTAL INDENTURE, dated as of August 6, 2018 (this “Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (the “Company” or the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee under the Base Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture, dated as of August 6, 2018 (the “Base Indenture”), as supplemented by this Supplemental Indenture (collectively, the “Indenture”), providing for the issuance by the Company of an unlimited number of series of Bonds (as defined in the Base Indenture) from time to time. In accordance with Section 209 and Section 309, as applicable, of this Supplemental Indenture, the Company may issue an unlimited principal amount of Additional Bonds of any series.

B. Under the Base Indenture, the Company is authorized to establish one or more series of Bonds at any time in accordance with and subject to the provisions of the Base Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. The execution and delivery of this Supplemental Indenture has been authorized by a Board Resolution (as defined in the Base Indenture).

D. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Base Indenture) pursuant to Section 13.03 of the Base Indenture, together with the documents required under Section 1.02 and Article V of the Base Indenture.

E. The Company has done all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

F. NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and for the equal and proportionate benefit of Holders of the 2023 Notes and the 2028 Notes (each as defined below) with respect to all provisions herein applicable to each such series of notes, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Base Indenture. For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires: all references to any amount of “interest” or any other amount payable on or with respect to any of the 2023 Notes or the 2028 Notes shall be deemed to include payment of any Additional Interest pursuant to a Registration Rights Agreement (as defined herein), if applicable.

The following additional terms are hereby established for purposes of this Supplemental Indenture and shall have the meanings set forth in this Supplemental Indenture only for purposes of this Supplemental Indenture:

“2023 Notes” means the 2023 Initial Notes, any Exchange Bonds issued in exchange therefor and any Additional 2023 Notes, treated as a single class of Bonds under the Indenture.

“2028 Notes” means the 2028 Initial Notes, any Exchange Bonds issued in exchange therefor and any Additional 2028 Notes, treated as a single class of Bonds under the Indenture.

“2023 Par Call Date” means July 1, 2023.

“2028 Par Call Date” means May 1, 2028.

“Additional 2023 Notes” means Additional Bonds issued pursuant to Section 209 having identical terms as the Initial 2023 Notes, other than as permitted by Section 209.

“Additional 2028 Notes” means Additional Bonds issued pursuant to Section 309 having identical terms as the Initial 2028 Notes, other than as permitted by Section 309.

“Additional Bonds” means Bonds issued under this Supplemental Indenture after the Original Issue Date and in compliance with Section 209 or Section 309, as applicable, it being understood that any Bonds issued in exchange for or replacement of any Initial Note issued on the Original Issue Date shall not be an Additional Bond, including any such Bonds issued pursuant to a Registration Rights Agreement.

“Additional Interest” shall mean the additional interest then owing pursuant to a Registration Rights Agreement.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Bonds” means (1) the senior notes issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement in exchange for, and having terms substantially identical to, Initial Bonds of the same series and (2) Additional Bonds, if any, issued pursuant to a registration statement filed with the Commission under the Securities Act.

“Initial 2023 Notes” means the $500,000,000 in aggregate principal amount of the Company’s 4.25% Senior Notes due 2023 issued under this Supplemental Indenture on the Original Issue Date and that contains the Restricted Global Bond legend.

“Initial 2028 Notes” means the $300,000,000 in aggregate principal amount of the Company’s 4.65% Senior Notes due 2028 issued under this Supplemental Indenture on the Original Issue Date and that contains the Restricted Global Bond legend.

“Initial Bonds” means (1) the Initial 2023 Notes and the Initial 2028 Notes and (2) Additional Bonds, if any, issued in a transaction exempt from the registration requirements of the Securities Act.

“Original Issue Date” means August 6, 2018.

“Redemption Price” means with respect to the 2023 Notes, the price at which the 2023 Notes may be redeemed pursuant to Section 208(a) or Section 208(b) hereto, as applicable, and with respect to the 2028 Notes, the price at which the 2028 Notes may be redeemed pursuant to Section 308(a) or Section 308(b) hereto, as applicable.

“Registered Exchange Offer” means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Bonds, to issue and deliver to such Holders, in exchange for the Initial Bonds, a like aggregate principal amount of Exchange Bonds of the same series registered under the Securities Act.

“Registration Rights Agreement” means (1) with respect to the Initial Bonds, the Registration Rights Agreement dated as of the Original Issue Date, among the Company, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the initial purchasers listed therein and (2) with respect to each issuance of Additional Bonds issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company and the Persons purchasing such Additional Bonds under the related Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

ESTABLISHMENT OF THE 2023 NOTES; TERMS

SECTION 201 Establishment and Designation of the 2023 Notes.

Pursuant to the terms hereof and Section 3.01 of the Base Indenture, the Company hereby establishes a first series of Bonds designated as the “4.25% Senior Notes due August 1, 2023” (the “2023 Notes”). The 2023 Notes may be reopened, from time to time, in accordance with Section 209 hereof.

SECTION 202 Form of the 2023 Notes.

Certain provisions relating to the Initial 2023 Notes and the Exchange Bonds are set forth in the Rule 144A/Regulation S Appendix attached hereto (“Appendix A”), which is hereby incorporated in and expressly made a part of this Supplemental Indenture. The Initial 2023 Notes and the Exchange Bonds and the Trustee’s certificate of authentication for such Notes shall be substantially in the form of Exhibit 1 to Appendix A which is hereby incorporated in and expressly made a part of this Supplemental Indenture.

The 2023 Notes shall bear such legends as may be required by Appendix A and may have such other notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The 2023 Notes shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit 1 to Appendix A.

SECTION 203 Principal Amount of the 2023 Notes.

The 2023 Notes shall be issued in an initial aggregate principal amount of $500,000,000.

SECTION 204 Interest Rates; Stated Maturity of the 2023 Notes; Minimum Denomination.

The 2023 Notes shall bear interest at the rate of 4.25% per annum and shall have a Stated Maturity of August 1, 2023.

The 2023 Notes are issuable in denomination of $100,000 and any integral multiple of $1,000 in excess thereof.

SECTION 205 No Sinking Fund.

No sinking fund is provided for the 2023 Notes.

SECTION 206 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2023 Notes. The Place of Payment of the 2023 Notes shall be the Corporate Trust Office of the Trustee.

SECTION 207 Global Securities; Appointment of Depositary for Global Securities.

The 2023 Notes shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee, and shall bear the legend prescribed in Appendix A, as applicable. The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 2023 Notes, and the 2023 Notes shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Bonds or any transactions between the Depositary and beneficial owners.

SECTION 208 Optional Redemption of 2023 Notes.

(a) Subject to the terms and conditions of the Indenture, at any time prior to the 2023 Par Call Date, the 2023 Notes are redeemable at the option of the Company in whole or in part at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2023 Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed that would be due if the 2023 Notes matured on the 2023 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points;

plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Indenture, at any time on or after the 2023 Par Call Date, the 2023 Notes are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2023 Notes pursuant to Section 208(a) or Section 208(b), and notify the Trustee of such Redemption Price before it sends the amount of the Redemption Price to the Trustee or any Paying Agent.

(e) Notice of any redemption pursuant to Section 208(a) or Section 208(b) shall be given (i) to Holders of the 2023 Notes in the manner set forth in Section 6.04 of the Base Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Base Indenture.

(f) For purposes of Section 208(a) hereof, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue,

assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2023 Notes to be redeemed (assuming, for such purpose, that the 2023 Notes matured on the 2023 Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2023 Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date: (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (ii) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the 2023 Notes.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC, (ii) a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc., or their respective affiliates or successors, unless any of them ceases to be a primary dealer in certain U.S. government securities (“Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (ii) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. For purposes of this definition only, “Business Day” means any date that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

SECTION 209 Issuance of Additional Bonds.

After the Original Issue Date, the Company shall, subject to compliance with the terms of this Supplemental Indenture but without notice to or the consent of any Holders, be entitled to create and issue Additional 2023 Notes under this Supplemental Indenture, which Additional 2023 Notes shall have identical terms as, and rank equally and ratably with, the Initial 2023 Notes issued on the Original Issue Date or the Exchange Bonds exchanged therefor (except for the issue price, issue date, the initial interest accrual date and, in some cases, the first Interest Payment Date). The Initial 2023 Notes and any Additional 2023 Notes and all Exchange Bonds shall be treated as a single class for all purposes under the Indenture; provided, however, that no Additional 2023 Notes may be issued with the same CUSIP number as the 2023 Notes previously issued under this Supplemental Indenture if such Additional 2023 Notes are not fungible with such previously issued 2023 Notes for U.S. federal income tax purposes.

With respect to any Additional 2023 Notes, the Company shall set forth in a resolution of the Board of Directors of the Company and an Officers’ Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

(i) the aggregate principal amount of such Additional 2023 Notes to be authenticated and delivered pursuant to this Supplemental Indenture;

(ii) the issue price, the issue date, the initial interest accrual date and the CUSIP number of such Additional 2023 Notes; and

(iii) whether such Additional 2023 Notes shall be Initial 2023 Notes or shall be issued in the form of Exchange Bonds as set forth in Exhibit 1 to Appendix A.

SECTION 210 Other Terms of the 2023 Notes.

The other terms of the 2023 Notes shall be as expressly set forth herein and in Appendix A.

ARTICLE III

ESTABLISHMENT OF THE 2028 NOTES; TERMS

SECTION 301 Establishment and Designation of the 2028 Notes.

Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a second series of Bonds designated as the “4.65 Senior Notes due August 1, 2028” (the “2028 Notes”). The 2028 Notes may be reopened, from time to time, for issuances of additional Bonds of such series, and any additional Bonds issued and comprising 2028 Notes shall have identical terms as the 2028 Notes, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 302 Form of the 2028 Notes.

Certain provisions relating to the Initial 2028 Notes and the Exchange Bonds are set forth in the Appendix A, which is hereby incorporated in and expressly made a part of this Supplemental Indenture. The Initial 2028 Notes and the Exchange Bonds and the Trustee’s certificate of authentication for such Notes shall be substantially in the form of Exhibit 1 to Appendix A which is hereby incorporated in and expressly made a part of this Supplemental Indenture.

The 2028 Notes shall bear such legends as may be required by Appendix A and may have such other notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The 2028 Notes shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit 1 to Appendix A.

SECTION 303 Principal Amount of the 2028 Notes.

The 2028 Notes shall be issued in an initial aggregate principal amount of $300,000,000.

SECTION 304 Interest Rates; Stated Maturity of the 2028 Notes; Minimum Denomination.

The 2028 Notes shall bear interest at the rate of 4.65% per annum and shall have a Stated Maturity of August 1, 2028.

The 2028 Notes are issuable in denomination of $100,000 and any integral multiple of $1,000 in excess thereof.

SECTION 305 No Sinking Fund.

No sinking fund is provided for the 2028 Notes.

SECTION 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2028 Notes. The Place of Payment of the 2028 Notes shall be the Corporate Trust Office of the Trustee.

SECTION 307 Global Securities; Appointment of Depositary for Global Securities.

The 2028 Notes shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee, and shall bear the legend prescribed in Appendix A, as applicable. The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 2028 Notes, and the 2028 Notes shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Bonds or any transactions between the Depositary and beneficial owners.

SECTION 308 Optional Redemption of 2028 Notes.

(a) Subject to the terms and conditions of the Indenture, at any time prior to the 2028 Par Call Date, the 2028 Notes are redeemable at the option of the Company in whole or in part at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2028 Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes to be redeemed that would be due if the 2028 Notes matured on the 2028 Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 30 basis points;

plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

(b) Subject to the terms and conditions of the Indenture, at any time on or after the 2028 Par Call Date, the 2028 Notes are redeemable at the option of the Company in whole or in part at a Redemption Price equal to 100% of the principal amount of the 2028 Notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2028 Notes pursuant to Section 308(a) or Section 308(b), and notify the Trustee of such Redemption Price before it sends the amount of the Redemption Price to the Trustee or any Paying Agent.

(e) Notice of any redemption pursuant to Section 308(a) or Section 308(b) shall be given (i) to Holders of the 2028 Notes in the manner set forth in Section 6.04 of the Base Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Base Indenture.

(f) For purposes of Section 308(a) hereof, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2028 Notes to be redeemed (assuming, for such purpose, that the 2028 Notes matured on the 2028 Par Call Date

(the “remaining term”)), that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2028 Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date: (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (ii) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for the 2028 Notes.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC, (ii) a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc., or their respective affiliates or successors, unless any of them ceases to be a primary dealer in certain U.S. government securities (“Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (ii) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. For purposes of this definition only, “Business Day” means any date that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

SECTION 309 Issuance of Additional Bonds

After the Original Issue Date, the Company shall, subject to compliance with the terms of this Supplemental Indenture but without notice to or the consent of any Holders, be entitled to create and issue Additional 2028 Notes under this Supplemental Indenture, which Additional 2028 Notes shall have identical terms as, and rank equally and ratably with, the Initial 2028 Notes issued on the Original Issue Date or the Exchange Bonds exchanged therefor (except for the issue price, issue date, the initial interest accrual date and, in some cases, the first Interest Payment Date). The Initial 2028 Notes and any Additional 2028 Notes and all Exchange Bonds shall be treated as a single class for all purposes under the Indenture; provided, however, that no Additional 2028 Notes may be issued with the same CUSIP number as the 2028 Notes previously issued under this Supplemental Indenture if such Additional 2028 Notes are not fungible with such previously issued 2028 Notes for U.S. federal income tax purposes.

With respect to any Additional 2028 Notes, the Company shall set forth in a resolution of the Board of Directors of the Company and an Officers’ Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

(i) the aggregate principal amount of such Additional 2028 Notes to be authenticated and delivered pursuant to this Supplemental Indenture;

(ii) the issue price, the issue date, the initial interest accrual date and the CUSIP number of such Additional 2028 Notes; and

(iii) whether such Additional 2028 Notes shall be Initial 2028 Notes or shall be issued in the form of Exchange Bonds as set forth in Exhibit 1 to Appendix A.

SECTION 310 Other Terms of the 2028 Notes.

The other terms of the 2028 Notes shall be as expressly set forth herein and in the Appendix.

ARTICLE IV

REGISTRATION OF TRANSFER AND EXCHANGE

SECTION 401 Registration, Registration of Transfer and Exchange.

To the extent any provision of Article IV of this Supplemental Indenture is inconsistent with Section 3.05 of the Base Indenture, the provisions of Article IV of this Supplemental Indenture shall supersede the provisions of Section 3.05 of the Base Indenture with respect to the 2023 Notes and the 2028 Notes (but not any other series of Bonds).

Except as provided below with respect to Global Bonds, upon surrender for registration of transfer of any Bond of such series at the office or agency of the Company maintained pursuant to this Section 401 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in each case in accordance with the procedures set forth in Appendix A, the name of the designated transferee or transferees, one or more new Bonds of the same series of authorized denominations and of like tenor and aggregate principal amount.

Any Bond of such series may be exchanged at the option of the Holder, for one or more new Bonds of the same series of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, in each case in accordance with the procedures set forth in Appendix A, the Bonds which the Holder making the exchange is entitled to receive.

All Bonds delivered upon any registration of transfer or exchange of Bonds shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange. Every Bond presented or surrendered for registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing. Every Bond presented or surrendered for exchange shall (if so required by the Company, the Trustee or the Bond Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Bonds, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 3.04, 6.06 or 13.06 of the Base Indenture not involving any transfer.

The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Bonds of any series during a period of fifteen (15) days immediately preceding the date notice is to be given identifying the serial numbers of the Bonds of such series called for redemption or (b) any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Bonds in certificated form, a Global Bond representing all or a portion of the Bonds of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

If at any time (i) the Depositary for the Bonds of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Bonds of such series or that it is no longer eligible under Section 3.13 of the Base Indenture, and in any such case the Company has not appointed a successor Depositary within ninety (90) days after delivery of such notice, (ii) there has occurred and is continuing an Event of Default, or (iii) the Company in its sole discretion determines that the Bonds of any series issued in the form of one or more Global Bonds shall no longer be represented by such Global Bond or Bonds, then in each such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Bonds of such series, will authenticate and deliver, in each case in accordance with the procedures set forth in Appendix A, Bonds of such series in certificated form and in an aggregate principal amount equal to the principal amount of the Global Bond or Bonds representing such series in exchange for such Global Bond or Bonds.

The Depositary for such series of Bonds may surrender a Global Bond for such series of Bonds in exchange in whole or in part for Bonds of such series in certificated form on such terms as are acceptable to the Company and such Depositary, in each case, in accordance with the procedures set forth in Appendix A. Thereupon, the Company shall authenticate and deliver, without charge:

(i) to each Person specified by such Depositary a new Bond or Bonds of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Bonds; and

(ii) to such Depositary a new Global Bond in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Bond and the aggregate principal amount of Bonds delivered to Holders thereof.

Bonds issued in exchange for a Global Bond pursuant to this Section and Appendix A shall be registered in such names and in such authorized denominations as the Depositary for such Global Bond, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Bonds to the Persons in whose names such Bonds are so registered.

ARTICLE V

MISCELLANEOUS

SECTION 501 Concerning the Trustee.

In acting under and by virtue of this Supplemental Indenture, the Trustee shall have all of the rights, protections and immunities given to it in the Base Indenture. The Trustee shall have no responsibility for the validity or sufficiency of this Supplemental Indenture.

SECTION 502 Application of First Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the 2023 Notes and the 2028 Notes, as applicable, and not to any other series of Bonds established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 503 Effective Date of First Supplemental Indenture.

This Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 504 Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer

By:	/s/ Nicholas M. Bijur
Name:	Nicholas M. Bijur
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

APPENDIX A

RULE 144A/REGULATION S APPENDIX

PROVISIONS RELATING TO INITIAL BONDS AND EXCHANGE BONDS

1. Definitions

1.1 Definitions.

For the purposes of this Appendix the following terms shall have the meanings indicated below:

“Initial Purchasers” means (1) with respect to the Initial Bonds issued on the Original Issue Date, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., BNY Mellon Capital Markets, LLC, MUFG Securities America Inc., Samuel A. Ramirez & Company, Inc., TD Securities (USA) LLC, The Williams Capital Group, L.P., Apto Partners, LLC and Penserra Securities LLC and (2) with respect to each issuance of Additional Bonds, the Persons purchasing such Additional Bonds under the related Purchase Agreement.

“Purchase Agreement” means (1) with respect to the Initial Bonds issued on the Original Issue Date, the Purchase Agreement dated August 2, 2018, among the Company and the representatives of the Initial Purchasers, and (2) with respect to each issuance of additional Bonds, the purchase agreement or underwriting agreement among the Company and the Persons purchasing such additional Bonds.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Shelf Registration Statement” means the shelf registration statement filed by the Company in connection with the offer and sale of Initial Bonds pursuant to a Registration Rights Agreement.

“Transfer Restricted Bonds” means Bonds that bear or are required to bear the legend set forth in Section 2.3(d)(i) hereof.

“Unrestricted Bonds” means any Bonds that are not Transfer Restricted Bonds.

1.2 Other Definitions.

Term	Defined in Section:
“Regulation S”	2.1(a)
“Regulation S Global Bond”	2.1(a)
“Resale Restriction Termination Date”	2.3(d)(i)
“Restricted Global Bond”	2.1(a)
“Restricted Period”	2.1(b)
“Rule 144A”	2.1(b)
“Rule 144A Global Bond”	2.1(a)

2.

2.1 The Bonds.

(a) Form and Dating. Bonds offered and sold to persons reasonably believed to be QIBs (“Rule 144A Global Bonds”) shall be issued initially in the form of one or more permanent Global Bonds in definitive, fully registered form, and Bonds offered and sold in reliance on Regulation S under the Securities Act (“Regulation S Global Bonds”) shall be issued initially in the form of one or more permanent Global Bonds in certificated, fully registered form, in each case without interest coupons and with the Global Bonds legend, Restricted Bonds legend and, if applicable, the OID Legend, in each case as set forth in Section 2.3 (each security, unless and until becoming an Unrestricted Bond in accordance with Section 2.3(d)(ii), a “Restricted Global Bond”), which shall be deposited on behalf of the holders of the Bonds represented thereby with the Trustee, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Notwithstanding the foregoing, any Bonds offered and sold in reliance on Regulation S at such time as the Company is subject to Category 3 restrictions under Section 903 of the Securities Act shall be issued initially in the form of one or more temporary Global Bonds in fully registered form, which, after the expiration of the Restricted Period (as defined below), beneficial ownership interests therein may be exchanged for interests in a permanent Regulation S Global Bond (or a Rule 144A Global Bond) upon certification in form reasonably satisfactory to the Company and the Trustee that beneficial ownership interests in such temporary Global Bond are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

(b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Bond deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Bonds that (a) shall be registered in the name of the Depositary for such Global Bond or Global Bonds or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as custodian for the Depositary. If such Global Bonds are Restricted Global Bonds, then separate Global Bonds shall be issued to represent Rule 144A Global Bonds and Regulation S Global Bonds so long as required by law or the Depositary.

Except as set forth in this Section 2.1(b), beneficial interests in the Regulation S Global Bond will not be exchangeable for interests in the Rule 144A Global Bond prior to the expiration of the period through and including the 40th day after the later of the commencement of the offering of any Bonds and the closing of such offering (such period, the “Restricted Period”) and then, after the expiration of the Restricted Period, may be exchanged for interests in a Rule 144A Global Bond only upon certification in form reasonably satisfactory to the Company and the Trustee that beneficial ownership interests in such Regulation S Global Bond are owned either

App. - 2

by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

Prior to the expiration of the Restricted Period, beneficial interests in the Regulation S Global Bond may be exchanged for beneficial interests in the Rule 144A Global Bond only if (i) such exchange occurs in connection with a transfer of the Bonds pursuant to Rule 144A under the Securities Act (“Rule 144A”), (ii) the transferor first delivers to the Trustee a written certificate (in the form provided in Exhibit 1 hereto) to the effect that the beneficial interest in the Regulation S Global Bond is being transferred to a Person who the transferor reasonably believes to be a QIB and is purchasing for its own account or the account of a QIB, in each case in a transaction meeting the requirements of Rule 144A and (iii) the transfer is in accordance with all applicable securities laws. After the expiration of the Restricted Period, such certification requirements shall not apply to such transfers of beneficial interests in a Restricted Global Bond representing Regulation S Global Bonds.

Beneficial interests in a Rule 144A Global Bond may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Bond, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in Exhibit 1 hereto) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available).

The aggregate principal amount of the Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as provided herein and in the Indenture.

(c) Certificated Bonds. Except as provided in Section 3.05 of the Base Indenture and Section 401 of the Supplemental Indenture, owners of beneficial interests in Restricted Global Bonds shall not be entitled to receive Bonds in certificated form. Bonds in certificated form shall be exchangeable for beneficial interests in Global Bonds only as provided in Section 3.05 of the Base Indenture, Section 401 of the Supplemental Indenture and Section 2.3 hereof.

2.2 Authentication. The Trustee shall authenticate and deliver: (1) on the Original Issue Date, an aggregate principal amount of the Company’s $500,000,000 4.25% Senior Notes due August 1, 2023 and an aggregate principal amount of the Company’s $300,000,000 4.65% Senior Notes due August 1, 2028, (2) any additional Bonds for an original issue in an aggregate principal amount specified in a Company Order pursuant to the Indenture and (3) Exchange Bonds for issue in a Registered Exchange Offer pursuant to a Registration Rights Agreement, for a like principal amount of Initial Bonds of the same series, in each case upon a Company Order, such order to specify the amount of the Bonds to be authenticated and the date on which the original issue of Bonds is to be authenticated, and, in the case of Exchange Bonds, upon receipt of a written certification contained in the letter of transmittal (or substantially similar electronic submission, including an agent’s message through the Depository) for the related Registered Exchange Offer, from Persons to receive such Exchange Bonds that (x) they are not broker-dealers who acquired Bonds directly from the Company, (y) they are not participating in a distribution of the Exchange Bonds and (z) they are not affiliates (as defined in Rule 144).

App. - 3

2.3 Transfer and Exchange.

(a) Transfer and Exchange of Global Bonds. The transfer and exchange of Global Bonds or beneficial interests therein shall be effected through the Depositary, in accordance with this Appendix and the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Bond shall deliver to the Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Bond. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Bond and to debit the account of the Person making the transfer the beneficial interest in the Global Bond being transferred.

(i) Notwithstanding any other provisions of this Appendix, a Global Bond may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(ii) In the event that a Restricted Global Bond is exchanged for Bonds in certificated form pursuant to Section 2.4(a) hereof, such Bonds may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Bonds intended to ensure that such transfers comply with Rule 144A or Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(b) Transfer and Exchange of Bonds in Certificated Form. When Bonds in certificated form are presented to the Registrar with a request (x) to register the transfer of such certificated Bonds or (y) to exchange such certificated Bonds for an equal principal amount of certificated Bonds of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the certificated Bonds surrendered for transfer or exchange:

(i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(ii) if such certificated Bonds are required to bear a Restricted Bonds legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(c) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

(A) if such certificated Bonds are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

App. - 4

(B) if such certificated Bonds are being transferred to the Company or any Subsidiary thereof a certification to that effect; or

(C) if such certificated Bonds are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (I) a certification to that effect (in the form provided in Exhibit 1 hereto) and (II) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the applicable legends as set forth in Section 2.3(d).

(c) Restrictions on Transfer of a Bond in Certificated Form for a Beneficial Interest in a Global Bond. A Bond in certificated form may not be exchanged for a beneficial interest in a Rule 144A Global Bond or a Regulation S Global Bond except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Bond in certificated form, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(i) certification, in the form set forth on the reverse of the Bond, that such certificated Bond is either (A) being transferred to a person reasonably believed to be a QIB in accordance with Rule 144A or (B) being transferred after expiration of the Restricted Period by a Person who initially purchased such Bond in reliance on Regulation S to a buyer who elects to hold its interest in such Bond in the form of a beneficial interest in the Regulation S Global Bond; and

(ii) written instructions directing the Trustee to make, or to direct the Bonds custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Bond (in the case of a transfer pursuant to clause (c)(i)(A) of this Section 2.3) or Regulation S Global Bond (in the case of a transfer pursuant to clause (c)(i)(B) of this Section 2.3) to reflect an increase in the aggregate principal amount of the Bonds represented by the Rule 144A Global Bond or Regulation S Global Bond, as applicable, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such certificated Bond and cause, or direct the Bonds custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Bonds custodian, the aggregate principal amount of Bonds represented by the Rule 144A Global Bond or Regulation S Global Bond, as applicable, to be increased by the aggregate principal amount of the certificated Bond to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Bond or Regulation S Global Bond, as applicable, equal to the principal amount of the certificated Bond so canceled. If no Rule 144A Global Bonds or Regulation S Global Bonds, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Rule 144A Global Bond or Regulation S Global Bond, as applicable, in the appropriate principal amount.

(d) Legend.

App. - 5

(i) Except as permitted by the following paragraph (ii) and (iii), each Bond certificate evidencing the Restricted Global Bonds (and all Bonds issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO (I) THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF BONDS INITIALLY ISSUED TO PERSONS REASONABLY BELIEVED TO BE QUALIFIED INSTITUTIONAL BUYERS: SIX MONTHS AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO] [IN THE CASE OF A REGULATION S GLOBAL BOND: 40 DAYS AFTER THE LAST DATE OF THE ORIGINAL ISSUANCE OF THE BONDS OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY REGULATION S OR ANY SUCCESSOR PROVISION THERETO] AND (II) A LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, OTHER THAN (A)(1) TO PACIFIC GAS AND ELECTRIC COMPANY (THE “COMPANY”) OR ONE OF ITS SUBSIDIARIES, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS BOND IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS BOND), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS BOND), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS BOND, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-US PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (K)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT”.

Each Bond in certificated form shall also bear the following additional legend:

App. - 6

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Each Regulation S Global Bond shall also bear the following legend:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS BOND IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each temporary Regulation S Global Bond shall also bear the following legend:

THE RIGHTS ATTACHING TO THIS TEMPORARY REGULATION S GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING (I) THE EXCHANGE OF BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND FOR INTERESTS IN THE REGULATION S GLOBAL BOND OR RULE 144A GLOBAL BOND AND (II) THE TRANSFER OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND, ARE AS SPECIFIED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

(ii) The Company, acting in its discretion, may remove the Restricted Bonds legend set forth in paragraph (i) above from any Transfer Restricted Bond at any time on or after the Resale Restriction Termination Date applicable to such Transfer Restricted Bond. Without limiting the generality of the preceding sentence, the Company may effect such removal by issuing and delivering, in exchange for such Transfer Restricted Bond, an Unrestricted Bond without such legend, registered to the same Holder and in an equal principal amount, and upon receipt by the Trustee of a Company Order stating that the Resale Restriction Termination Date applicable to such Transfer Restricted Bond has occurred and requesting the authentication and delivery of an Unrestricted Bond in exchange therefor given at least three Business Days in advance of the proposed date of exchange specified therein (which shall be no earlier than such Resale Restriction Termination Date), the Trustee shall authenticate and deliver such Unrestricted Bond to the Depositary or pursuant to such Depositary’s instructions or hold such Bond as custodian for the Depositary and shall request the Depositary to, or, if the Trustee is custodian of such Transfer Restricted Bond, shall itself, surrender such Transfer Restricted Bond in exchange for such Unrestricted Bond without such legend and thereupon cancel such Transfer Restricted Bond so surrendered, all as directed in such order. For purposes of determining whether the Resale Restriction Termination Date has occurred with respect to any Bonds evidenced by a Transfer Restricted Bond or delivering any Company Order pursuant to this Section 2.3(d)(ii) with respect to such Bonds, (x) only those Bonds which a Principal Officer of the Company actually knows (after reasonable inquiry) to be or to have been owned by an Affiliate of the Company shall be deemed to be or to have been, respectively, owned by an Affiliate of the Company; and (y) “Principal Officer” means the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

App. - 7

For purposes of this Section 2.3(d)(ii), all provisions relating to the removal of the legend set forth in paragraph (i) above shall relate, if the Resale Restriction Termination Date has occurred only with respect to a portion of the Bonds evidenced by a Transfer Restricted Bond, to such portion of the Bonds so evidenced as to which the Resale Restriction Termination Date has occurred.

Each holder of any Bonds evidenced by any Restricted Global Bond, by its acceptance thereof, (A) authorizes and consents to, (B) appoints the Company as its agent for the sole purpose of delivering such electronic messages, executing and delivering such instruments and taking such other actions, on such holder’s behalf, as the Depositary or the Trustee may require to effect, and (C) upon the request of the Company, agrees to deliver such electronic messages, execute and deliver such instruments and take such other actions as the Depositary or the Trustee may require, or as shall otherwise be necessary to effect, the removal of the legend set forth in Section 2.3(d)(i) (including by means of the exchange of all or a portion of such Restricted Global Bond evidencing such Bond for a certificate evidencing such Bond that does not bear such legend) at any time after the Resale Restriction Termination Date.

(iii) Upon any sale or transfer of a Transfer Restricted Bond that is a certificated Bond pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Bond for a certificated Bond that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Bond, if the transferor thereof certifies in writing to the Registrar that, and if the Company or the Trustee so request, delivers an opinion of counsel to the effect that, such sale or transfer was made in reliance on Rule 144 (such certification to be in the form provided in Exhibit 1 hereto).

(iv) Each Bond certificate evidencing the Restricted Global Bonds (and all Bonds issued in exchange therefor or in substitution thereof), shall bear a legend in substantially the following form, if required in the Company’s reasonable determination (the “OID Legend”):

SOLELY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS BOND WILL BE TREATED AS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS BOND THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THIS BOND, (2) THE AMOUNT OF OID, (3) THE YIELD TO MATURITY OF THIS BOND, AND (4) ANY OTHER INFORMATION REQUIRED TO BE MADE AVAILABLE BY U.S. TREASURY REGULATIONS. HOLDERS SHOULD CONTACT THE CHIEF FINANCIAL OFFICER AT 77 BEALE STREET, SAN FRANCISCO, CA 94105.

(v) After a transfer of any Initial Bonds pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Bonds, an Initial Bond without restrictive transfer legends will be available to the transferee of the Holder of such Initial Bonds upon exchange of such transferring Holder’s certificated Initial Bond or directions to transfer such Holder’s interest in the Global Bond, as applicable.

App. - 8

(vi) Upon the consummation of a Registered Exchange Offer with respect to the Initial Bonds, Exchange Bonds without restrictive transfer legends will be available to Holders that exchange such Initial Bonds in such Registered Exchange Offer.

(e) Restrictions on Transfer of Temporary Regulation S Global Bonds. During the Restricted Period, beneficial ownership interests in temporary Regulation S Global Bonds may only be sold, pledged or transferred in accordance with the applicable procedures of the Depositary and only (i) to the Company, (ii) in an offshore transaction in accordance with Regulation S (other than a transaction resulting in an exchange for an interest in a Regulation S Global Bond) or (iii) pursuant to an effective registration statement under the Securities Act, in each case, in accordance with any applicable securities laws of any state of the United States.

(f) Cancellation or Adjustment of Global Bond. At such time as all beneficial interests in a Global Bond have either been exchanged for certificated Bonds, redeemed, purchased or canceled, such Global Bond shall be returned to the Company for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for certificated Bonds, redeemed, purchased or canceled, the principal amount of Bonds represented by such Global Bond shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the custodian for such Global Bond) with respect to such Global Bond, by the Trustee or the custodian, to reflect such reduction.

(g) No Obligation of the Trustee. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Appendix or the Indenture or under applicable law with respect to any transfer of any interest in any Bond (including any transfers between or among Depositary participants, members or beneficial owners in any Global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Appendix and the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.4 Certificated Bonds.

(a) A Global Bond deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Bonds in an aggregate principal amount equal to the principal amount of such Global Bond, in exchange for such Global Bond, only in circumstances pursuant to Section 3.05 of the Base Indenture and Section 401 of the Supplemental Indenture and only if such transfer complies with Section 2.3 hereof.

(b) Any Global Bond that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary or the custodian to the Trustee located at its Corporate Trust Office to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Bond, an equal aggregate principal amount of certificated Bonds of authorized denominations. Any portion of a Global Bond transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in denominations equal to $100,000 or an integral

App. - 9

multiple of $1,000 in excess thereof, and registered in such names as the Depositary shall direct. Any certificated Bond delivered in exchange for an interest in a Global Bond shall, except as otherwise provided by Section 2.3, bear the Restricted Bonds legend, certificated Bonds legend and, if applicable, the OID Legend.

(c) In no event shall beneficial interests in a temporary Regulation S Global Bond be transferred or exchanged for certificated Bonds prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) of Regulation S under the Securities Act.

App. - 10

EXHIBIT 1 TO RULE 144A/REGULATION S APPENDIX

[Face of Bond]

FORM OF BOND

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL BOND CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert Restricted Notes legend, if applicable]

[Insert Regulation S Global Notes legend, if applicable]

[Insert temporary Regulation S Global Notes legend, if applicable]

[Insert OID Legend, if applicable]

Exhibit 1 - 1

[Form of 2023 Note]

FORM OF 4.25% SENIOR NOTES DUE AUGUST 1, 2023

[INSERT FORM OF BOND AND LEGENDS FROM APPENDIX AS APPROPRIATE]

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $[•]	ISSUE DATE: August 1, 2018	INTEREST RATE: 4.25% per annum

MATURITY DATE: August 1, 2023	INTEREST PAYMENT DATES: February 1 and August 1, commencing February 1, 2019	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

Exhibit 1 - 2

PACIFIC GAS AND ELECTRIC COMPANY

4.25% SENIOR NOTES DUE AUGUST 1, 2023

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP No: [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Issue Date stated above or, in the case of a 4.25% Senior Note due August 1, 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing February 1, 2019 at the rate of 4.25% per annum until the principal hereof is paid or made available for payment[; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note]1. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.25% Senior Note due August 1, 2023 (this “Senior Note,” and together with all other 4.25% Senior Notes due August 1, 2023, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from August 1,

[1]	To be included if the Senior Note is an Initial Bond.

Exhibit 1 - 3

2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit 1 - 4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

Exhibit 1 - 5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as 2023 Notes referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee

By:
Authorized Signatory

Exhibit 1 - 6

Reverse of Senior Note

This 4.25% Senior Note due August 1, 2023 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under the Indenture, dated as of August 6, 2018, as amended and supplemented by a First Supplemental Indenture, dated as of August 6, 2018 (as so amended and supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is designated as the 4.25% Senior Notes due August 1, 2023 established by the Company under the Indenture and initially issued in an aggregate principal amount of $500,000,000 on August 6, 2018. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

Subject to the terms and conditions of the Indenture, this Senior Note is redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to July 1, 2023 (the date that is one month prior to the Maturity Date (the “Par Call Date”)) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of this Senior Note to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on this Senior Note to be redeemed that would be due if this Senior Note matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of this Senior Note to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Senior Note to be redeemed (assuming, for such purpose, that this Senior Note matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with

Exhibit 1 - 7

customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Senior Note to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date: (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (ii) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for this Senior Note.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC, (ii) a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc., or their respective affiliates or successors, unless any of them ceases to be a primary dealer in certain U.S. government securities (“Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (ii) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by us, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for

Exhibit 1 - 8

all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the

Exhibit 1 - 9

enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture or the Registration Rights Agreement,

Exhibit 1 - 10

against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

Exhibit 1 - 11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit 1 - 12

CERTIFICATE OF TRANSFER

[Include the following only if the Restricted Securities Legend is included hereon]

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to one year (or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereto) after the later of the Issue Date hereof and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company (or, in the case of Regulation S Securities, prior to the expiration of the Restricted Period), the undersigned confirms that such Securities are being transferred in accordance with their terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any Subsidiary thereof; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	☐	for so long as the Securities are eligible for resale pursuant to Rule 144A, to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

(5)	☐	pursuant to another exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Company and the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

Signature

Exhibit 1 - 13

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The initial principal amount of this Global Bond is $[•]. The following increases or decreases in this Global Bond have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

Exhibit 1 - 14

[Form of 2028 Note]

FORM OF 4.65% SENIOR NOTES DUE AUGUST 1, 2028

[INSERT FORM OF BOND AND LEGENDS FROM APPENDIX AS APPROPRIATE]

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $[•]	ISSUE DATE: August 1, 2018	INTEREST RATE: 4.65% per annum

MATURITY DATE: August 1, 2028	INTEREST PAYMENT DATES: February 1 and August 1, commencing February 1, 2019	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

Exhibit 1 - 15

PACIFIC GAS AND ELECTRIC COMPANY

4.65% SENIOR NOTES DUE August 1, 2028

(Fixed Rate)

No. [•] CUSIP No: [•]	Principal Amount: $[•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Issue Date stated above or, in the case of a 4.65% Senior Note due August 1, 2028 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing February 1, 2019 at the rate of 4.65% per annum until the principal hereof is paid or made available for payment[; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note]2. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.65% Senior Note due August 1, 2028 (this “Senior Note,” and together with all other 4.65% Senior Notes due August 1, 2028, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from August 6,

[2]	To be included if the Senior Note is an Initial Bond.

Exhibit 1 - 16

2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit 1 - 17

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

Exhibit 1 - 18

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as 2028 Notes referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee

By:
Authorized Signatory

Exhibit 1 - 19

Reverse of Senior Note

This 4.65% Senior Note due August 1, 2028 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under the Indenture, dated as of August 6, 2018, as amended and supplemented by a First Supplemental Indenture, dated as of August 6, 2018 (as so amended and supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is designated as the 4.65% Senior Notes due August 1, 2028 established by the Company under the Indenture and initially issued in an aggregate principal amount of $300,000,000 on August 6, 2018. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

Subject to the terms and conditions of the Indenture, this Senior Note is redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to May 1, 2028 (the date that is three months prior to the Maturity Date (the “Par Call Date”)) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of this Senior Note to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on this Senior Note to be redeemed that would be due if this Senior Note matured on the Par Call Date (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 30 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date; and (b) at any time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of this Senior Note to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Senior Note to be redeemed (assuming, for such purpose, that this Senior Note matured on the Par Call Date (the “remaining term”)), that would be used, at the time of selection and in accordance with

Exhibit 1 - 20

customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Senior Note to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date: (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (ii) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company for this Senior Note.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and RBC Capital Markets, LLC, (ii) a Primary Treasury Dealer (as defined below) selected by SMBC Nikko Securities America, Inc., or their respective affiliates or successors, unless any of them ceases to be a primary dealer in certain U.S. government securities (“Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (ii) one other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by us, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for

Exhibit 1 - 21

all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the

Exhibit 1 - 22

enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture or the Registration Rights Agreement,

Exhibit 1 - 23

against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

Exhibit 1 - 24

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit 1 - 25

CERTIFICATE OF TRANSFER

[Include the following only if the Restricted Securities Legend is included hereon]

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to one year (or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereto) after the later of the Issue Date hereof and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company (or, in the case of Regulation S Securities, prior to the expiration of the Restricted Period), the undersigned confirms that such Securities are being transferred in accordance with their terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company or any Subsidiary thereof; or

(2)	☐	pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	☐	for so long as the Securities are eligible for resale pursuant to Rule 144A, to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐	pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

(5)	☐	pursuant to another exemption from registration under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Company and the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

Signature

Exhibit 1 - 26

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The initial principal amount of this Global Bond is $[•]. The following increases or decreases in this Global Bond have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

Exhibit 1 - 27